Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

of
NCH CORPORATION
at
$52.50 Net Per Share
pursuant to the Offer to Purchase dated January 7, 2002
of
RANGER MERGER CORPORATION
a wholly owned subsidiary of RANGER HOLDING LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY

TIME, ON MONDAY, FEBRUARY 4, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail: Mellon Investor Services LLC Reorganization Department Post Office Box 3301 South Hackensack, NJ 07606-1901	By Overnight Delivery: Mellon Investor Services LLC 85 Challenger Road Mail Stop — Reorg Ridgefield Park, NJ 07660 Attn: Reorganization Department
By Hand: Mellon Investor Services LLC 120 Broadway — 13th Floor New York, NY 10271 Attn: Reorganization Department	By Facsimile Transmission: (Eligible Institutions only. See Instruction 1.) (201) 296-4293 To Confirm Facsimile Transmissions: (Eligible Institutions only. See Instruction 1.) (201) 296-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 9.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4.)

Name(s) and address(es) of Registered Owner(s)
(Please fill in, if blank, exactly as name(s) appear(s)	Shares Tendered
on Share Certificate(s))	(Attach additional list if necessary)

Total Number
of Shares
	Share	Represented	Number of
	Certificate	By Share	Shares
	Number(s)(*)	Certificate(s)(*)	Tendered(**)

(*) Need not be completed by Book-Entry Shareholders.
(**) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

      This Letter of Transmittal is to be completed by stockholders, either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares (as defined below) are to be made by book-entry transfer into the account of Mellon Investor Services LLC, as Depositary (the “Depositary”), at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section III.4 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders.” Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section III.4 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

LOST, STOLEN OR DESTROYED CERTIFICATES

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

BOOK-ENTRY TRANSFER

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

GUARANTEED DELIVERY

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owners(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Account Number at Book-Entry Transfer Facility

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Ranger Merger Corporation, a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Ranger Holding LLC, a Delaware limited liability company, the above described shares of common stock, par value $1.00 per share (the “Shares” and the certificates representing such Shares, the “Share Certificates”) of NCH Corporation (the “Company”), at a price of $52.50 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 7, 2002 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the “Letter of Transmittal,” which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”).

      Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after January 7, 2002, and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company’s stock transfer records of the Shares tendered herewith (collectively, a “Distribution”), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares(and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

      The undersigned irrevocably appoints designees of Purchaser as such undersigned’s agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares (and any Distribution) tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and any Distribution) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares (and any Distribution), including, without limitation, voting at any meeting of stockholders.

      The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned’s Shares (and any Distribution) tendered hereby, and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distribution) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

      All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

      Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (or such later date as may apply if the Offer is extended). See information described in WITHDRAWAL RIGHTS of the Offer to Purchase.

      The undersigned understands that tender of Shares pursuant to any of the procedures described in PROCEDURES FOR TENDERING SHARES of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned’s representation that the undersigned owns the Shares being tendered.

      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

Number of Common Shares represented by lost, stolen or destroyed Common

Share Certificates:

*	YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST SHARE CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE PARAGRAPH 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if Share Certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.	To be completed ONLY if Share Certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or to the undersigned at an address other than that shown above.
Issue  ☐ Check  ☐ Share Certificate(s) to:

Name
(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 Included Herein)

☐   Credit Common Shares tendered by book-entry transfer that are not accepted for payment to Depositary to the account set forth below:

(Depositary Account Number)	Issue ☐ Check ☐ Share Certificate(s) to:

Name
(Please Print)

Address

----------------------------------------------
(Include Zip Code)

----------------------------------------------
(Tax Identification or Social Security No.)
(See Substitute Form W-9 Included Herein)

SIGN HERE
AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

Signature(s) of Holder(s)
(See guarantee requirement below)

Dated: ________________, 2002

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 2, 3 and 5.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security

Number:

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1, 2 AND 5)

Authorized Signature:

Name:

Capacity (full title):

Address:

(Zip Code)

Area Code and Telephone Number:

Dated: ________________, 2002

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions,” or (b) such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7 of this Letter of Transmittal.

      2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in PROCEDURES FOR TENDERING SHARES of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in PROCEDURES FOR TENDERING SHARES of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof if by an Eligible Institution), waive any right to receive any notice of the acceptance of their Shares for payment.

      3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

      4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

      If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

      6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

      EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

      7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under “Special Payment Instructions.” If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

      8. Waiver of Conditions. Subject to the terms and conditions of the Agreement and Plan of Merger (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

      9. 30% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment pursuant to the Offer may be subject to backup withholding at a rate of 30%. To prevent backup withholding on any payment made to a stockholder pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s current taxpayer identification number (“TIN”) by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such stockholder is awaiting a TIN), and that (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding (see below).

      Each stockholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN by the time payment is made. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder’s TIN should furnish the Depositary with such stockholder’s TIN as soon as it is received.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a stockholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing exempt on the face of the form. A stockholder who is a foreign individual or a foreign entity should also submit to the Depositary a properly completed Form W-8, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalty of perjury, attesting to the stockholder’s exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

      If backup withholding applies, the Depositary is required to withhold 30% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

      10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

      11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (800) 270-3449. The stockholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

(See Instruction 9)

Payer’s Name: Mellon Investor Services LLC

SUBSTITUTE FormW-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name: Address: Check appropriate box: Individual ☐ ☐ Partnership ☐ ☐	Corporation Other (specify)

Part 1 — Please provide your TIN on the line at right and certify by signing and dating below.		Social Security Number OR Employer Identification Number

Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3) I am a U.S. person (including a U.S. resident alien).

NAME (Please Print)
ADDRESS (Include Zip Code)
SIGNATURE
DATE
Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest on dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

Part 3 — Awaiting TIN ☐

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE

BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      Questions and requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

The Depositary for the Offer is:

Mellon Investor Services LLC

By Mail: Mellon Investor Services LLC Reorganization Department Post Office Box 3301 South Hackensack, NJ 07606-1901	By Overnight Delivery: Mellon Investor Services LLC 85 Challenger Road Mail Stop – Reorg Ridgefield Park, NJ 07660 Attn: Reorganization Department
By Hand: Mellon Investor Services LLC 120 Broadway – 13th Floor New York, NY 10271 Attn: Reorganization Department	By Facsimile Transmission: (Eligible Institutions only) (201) 296-4293 To Confirm Facsimile Transmissions: (201) 296-4860

The Information Agent for the Offer is:

Mellon Investor Services LLC

44 Wall Street – 7th Floor
New York, New York 10005

Call Toll Free: (888) 695-1646

The Dealer Manager for the Offer is:

Deutsche Banc Alex. Brown Inc.

1 South Street
Baltimore, Maryland 21202

Call (410) 895-4631